Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350
I, Aldo Pichelli, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:
1.the Quarterly Report on Form 10-Q of Teledyne Technologies Incorporated (the “Corporation”) for the quarter ended April 4, 2021(the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	/s/ Aldo Pichelli
Aldo Pichelli
President and Chief Executive Officer
April 29, 2021